UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — January 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Tax-Free High Yield Fund

Semiannual report
1 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 21, 2019

Dear Fellow Shareholder:

Investors around the world faced challenging conditions in 2018, with increased volatility and turbulence, and generally more losses than gains for stocks at the end of the year. At the same time, investors who have owned either stocks or bonds for three years or more may still be in positive territory. Historically, periods of market weakness are often followed by recovery and rebounds, and we have already seen evidence of this in the early months of 2019.

If there is any lesson to be learned from these constantly changing markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one way is to diversify across different asset classes and investment strategies.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Tax benefits can make municipal bond income more attractive

While the stated pretax yields on municipal bonds may be lower than those of taxable bonds, their taxable equivalent yields can be higher since the income most of these bonds pay is exempt from federal income tax.

Source: Putnam, as of 1/31/19. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Tax-Free High Yield Fund

How was the market for municipal bonds during the reporting period?

The macroeconomic environment became increasingly challenging as the period progressed. The fourth quarter of 2018 was especially volatile, as investors encountered headlines about U.S.–China trade tensions, rising interest rates, the partial U.S. government shutdown, slowing global growth, and geopolitical tensions. They responded by selling higher-risk equity and fixed-income investments and buying more conservative fixed-income investments and other sanctuary assets. December was especially difficult for stocks, which saw their worst performance for the month since the 1930s. Against this backdrop, municipal bonds outperformed major stock indices and U.S. Treasuries.

The Federal Reserve raised its benchmark interest rate by a quarter of a percentage point in September and December 2018 as expected. However, the Fed surprised investors at its highly anticipated December meeting with its more dovish commentary. Fed Chair Jerome Powell stated that he sees growth and inflation moderating in the future and that there were a number of “cross-currents emerging” that

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

warranted reduction in hikes in 2019 from three to two. Following the January 2019 meeting in which the central bank held rates steady, Powell signaled that impasses over U.S. trade and government budget negotiations and slower growth in Europe and China warranted a “patient” approach to future rate increases. The Fed’s rate-setting committee also referenced “muted inflationary pressure” and downgraded its description of U.S. economic growth from “strong” to “solid.”

Were supply/demand dynamics a factor in the performance of municipal bonds during the period?

The municipal bond market continued to adjust to fluctuating supply/demand dynamics created by the Tax Cuts and Jobs Act [TCJA] of 2017. With the TCJA’s elimination of tax-exempt advanced refundings, new-issue supply fell. An advanced refunding occurs when an issuer refinances a bond before its call date by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. Consequently, new municipal bond issuance fell from $448 billion in 2017 to $338 billion in 2018. This represented a year-over-year decline of 24%, according to the Bond Buyer. A decline in available supply typically helps to support prices and provided a counterweight to changing demand dynamics.

By reducing the corporate tax rate from 35% to 21%, the TCJA made municipal bonds a less compelling investment for corporate buyers. As such, municipal bond assets held by banks declined $73 billion, or 12% year-over-year from 2017 to 2018, according to JPMorgan research. On the other hand, the tax law’s elimination of a number of deductions traditionally taken by high-income earners made the tax-exempt status of municipal bonds more attractive to retail buyers, in our view.

How did the fund perform during the reporting period?

For the six months ended January 31, 2019, the fund underperformed the Bloomberg Barclays Municipal Bond Index [the municipal benchmark] and the average return of its Lipper peer group, High Yield Municipal Debt Funds.

What was your investment strategy in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings. Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the intermediate portion of the curve at period-end. This positioning resulted in an average maturity of approximately 17 years. Additionally, we used market weakness in October and November to adjust duration in the portfolios to capture positive seasonal conditions in December and early January. [Duration affects the portfolios’ sensitivity to interest rates.] Consequently, the fund’s duration positioning moved to a generally neutral to a slightly longer stance during the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to lower-quality bonds relative to its Lipper peer group. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. This defensive positioning was positive for the fund’s

Tax-Free High Yield Fund 7

performance, as lower-quality bonds underperformed higher-quality bonds. With municipal credit fundamentals seemingly stable, credit spreads remain at or near post-2008-crisis lows. From a sector positioning perspective, we favored continuing-care retirement community, pre-paid gas, and state-backed obligation bonds relative to the fund’s Lipper peer group.

Geographically speaking, the fund held a modest overweight in Illinois general obligation [G.O.] bonds. While Illinois G.O. bonds slightly underperformed the municipal benchmark during the period, they remain an attractive opportunity, in our view. We believe that the state’s financial profile continued to stabilize, and this is not currently reflected by market spreads.

The fund also continued to hold an underweight position in Puerto Rico-based issuers, which was a headwind relative to its Lipper peer group for the period. The U.S. territory’s current economic and financial conditions remain extremely difficult, in our view, as the island recovers from Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. We believe that the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between Puerto Rico, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, many Puerto Rico bond prices jumped during 2018 as the market appears to have priced in the potential of higher recoveries.

Just before the close of the reporting period, the U.S. federal control board that oversees Puerto Rico’s finances asked a court to invalidate more than $6 billion of G.O. debt issued in 2012 and 2014 by the U.S. territory. In its decision, the board deemed these bonds in “clear violation” of debt limits established by Puerto Rico’s constitution. If a judge agrees with the board’s assertion, bondholders of those G.O. bonds would lose their investment. The fund does not hold the bonds in question. However, this development underscores our view that Puerto Rico is a challenging place to invest with confidence.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

How did you use derivatives during the period?

We employed U.S. Treasury bond futures to help manage interest-rate risk in the fund.

What is your outlook for interest rates and the municipal bond market?

Given the recent volatility in the markets and signs that global growth is slowing, we believe the Fed’s rate-setting committee has shifted gears from autopilot to “wait and see.” We believe slower growth and the absence of inflationary pressures may keep the Fed on hold until summer.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue to adjust the portfolio’s interest-rate sensitivity accordingly as our views change.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.92%	107.51%	7.57%	28.11%	5.08%	9.89%	3.19%	2.29%	0.49%
After sales charge	5.79	99.21	7.13	22.99	4.23	5.49	1.80	–1.80	–3.53
Class B (9/9/85)
Before CDSC	5.92	97.30	7.03	24.14	4.42	7.92	2.57	1.65	0.26
After CDSC	5.92	97.30	7.03	22.14	4.08	4.99	1.64	–3.27	–4.67
Class C (2/1/99)
Before CDSC	5.67	92.29	6.76	23.21	4.26	7.35	2.39	1.50	0.10
After CDSC	5.67	92.29	6.76	23.21	4.26	7.35	2.39	0.52	–0.88
Class M (12/29/94)
Before sales charge	5.68	102.01	7.28	26.40	4.80	9.00	2.91	2.01	0.35
After sales charge	5.57	95.45	6.93	22.29	4.11	5.45	1.79	–1.30	–2.91
Class R6 (5/22/18)
Net asset value	5.75	112.85	7.85	29.64	5.33	10.66	3.43	2.56	0.69
Class Y (1/2/08)
Net asset value	5.74	112.75	7.84	29.58	5.32	10.61	3.42	2.52	0.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.35%	56.10%	4.55%	19.20%	3.58%	6.60%	2.15%	3.26%	2.05%
Lipper High Yield
Municipal Debt Funds	6.04	100.17	7.13	29.00	5.21	10.16	3.27	2.98	0.60
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/19, there were 184, 180, 151, 126, 81, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the 6-month period ended 1/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.249351		$0.210697	$0.201360	$0.232382		$0.263501	$0.263619
Capital gains[2]	—		—	—	—		—	—
Total	$0.249351		$0.210697	$0.201360	$0.232382		$0.263501	$0.263619
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
7/31/18	$12.49	$13.01	$12.51	$12.52	$12.49	$12.91	$12.54	$12.54
1/31/19	12.30	12.81	12.33	12.33	12.30	12.71	12.36	12.35
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	3.44%	3.30%	2.81%	2.66%	3.16%	3.06%	3.65%	3.65%
Taxable equivalent[4]	5.81	5.57	4.75	4.49	5.34	5.17	6.17	6.17
Current 30-day
SEC yield[5]	N/A	3.02	2.53	2.38	N/A	2.78	3.40	3.37
Taxable equivalent[4]	N/A	5.10	4.27	4.02	N/A	4.70	5.74	5.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.92%	120.11%	8.21%	31.03%	5.55%	10.42%	3.36%	1.09%	0.33%
After sales charge	5.79	111.30	7.77	25.79	4.70	6.01	1.96	–2.96	–3.68
Class B (9/9/85)
Before CDSC	5.92	109.25	7.66	27.08	4.91	8.45	2.74	0.46	0.10
After CDSC	5.92	109.25	7.66	25.08	4.58	5.51	1.80	–4.40	–4.82
Class C (2/1/99)
Before CDSC	5.67	103.95	7.39	26.12	4.75	7.96	2.59	0.31	–0.06
After CDSC	5.67	103.95	7.39	26.12	4.75	7.96	2.59	–0.66	–1.04
Class M (12/29/94)
Before sales charge	5.68	114.45	7.93	29.39	5.29	9.62	3.11	0.82	0.27
After sales charge	5.58	107.48	7.57	25.18	4.59	6.06	1.98	–2.46	–2.98
Class R6 (5/22/18)
Net asset value	5.75	125.76	8.48	32.59	5.80	11.28	3.63	1.28	0.52
Class Y (1/2/08)
Net asset value	5.75	125.84	8.49	32.63	5.81	11.32	3.64	1.32	0.52

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/18	0.82%	1.44%	1.59%	1.09%	0.56%*	0.59%
Annualized expense ratio for the
six-month period ended 1/31/19	0.83%	1.45%	1.60%	1.10%	0.57%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

12 Tax-Free High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/18 to 1/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.19	$7.32	$8.07	$5.55	$2.88	$3.03
Ending value (after expenses)	$1,004.90	$1,002.60	$1,001.00	$1,003.50	$1,006.90	$1,006.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/19, use the following calculation method. To find the value of your investment on 8/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.23	$7.37	$8.13	$5.60	$2.91	$3.06
Ending value (after expenses)	$1,021.02	$1,017.90	$1,017.14	$1,019.66	$1,022.33	$1,022.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

14 Tax-Free High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Tax-Free High Yield Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2019, Putnam employees had approximately $477,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax-Free High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 17

The fund’s portfolio 1/31/19 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	NATL National Public Finance Guarantee Corp.
AGC Assured Guaranty Corp.	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
COP Certificates of Participation	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
G.O. Bonds General Obligation Bonds	Index rate, which was 1.43% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (102.8%)*	Rating**	Principal amount	Value
Alabama (1.8%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$1,200,000	$1,261,764
Cullman Cnty., Hlth. Care Auth. Rev. Bonds,
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	AAA/P	2,300,000	2,300,000
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	3,000,000	3,512,640
zero %, 10/1/46	BBB	8,800,000	7,700,880
			14,775,284
Alaska (1.7%)
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	13,070,000	12,081,232
(Tobacco Settlement), Ser. C, zero %, 6/1/46	B/P	20,860,000	1,804,807
			13,886,039
Arizona (2.6%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,537,185
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	5,575,000	16,664
7.25%, 12/1/19 (escrow) F	D/P	500,000	1,495
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,000,000	1,023,570
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB	1,000,000	1,025,910
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	3,908,528
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	756,923
5.00%, 7/1/35	BB	1,500,000	1,537,935
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,794,258
Phoenix, Indl. Dev. Auth. Student Hsg. Rev. Bonds,
(Downtown Phoenix Student Hsg., LLC-AZ State U.),
Ser. A, 5.00%, 7/1/37	Baa3	750,000	813,195

18 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Pinal Cnty., Indl. Dev. Auth. Env. Fac. 144A Rev.
Bonds, (Green Bond), 7.25%, 10/1/33	BB–/P	$1,500,000	$1,493,100
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	1,525,000	1,853,058
5.00%, 12/1/37	Baa1	1,430,000	1,665,507
5.00%, 12/1/32	Baa1	1,500,000	1,759,275
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med.), 5.00%, 8/1/36	A3	800,000	884,584
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,622,928
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	508,095
			22,202,210
California (10.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,400,258
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,104,280
CA State Hlth. Fac. Fin. Auth. Rev. Bonds,
(Sutter Hlth. Oblig. Group), Ser. B, 5.00%, 11/15/46	Aa3	6,390,000	7,106,575
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB+	800,000	866,072
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	859,435
5.00%, 8/1/32	BB	665,000	672,209
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	5,090,000	5,296,603
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,822,672
CA State Statewide Cmnty. Dev. Auth. College
Hsg. 144A Rev. Bonds, (CA College of the Arts),
5.25%, 7/1/49	BB+	1,000,000	1,049,860
California State University Rev. Bonds, Ser. A, 5.00%
11/1/2041 T	AA–	12,000,000	13,518,690
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	530,540
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,860,565
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	1,105,000	1,165,101
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,500,000	1,592,550
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	885,369
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,000,000	1,039,190
Golden State Tobacco Securitization
Corp. Rev. Bonds
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	6,000,000	5,685,000
Ser. A-1, 5.00%, 6/1/26	BBB+	1,400,000	1,595,678

Tax-Free High Yield Fund 19

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	$775,000	$802,699
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	A3	2,000,000	2,505,920
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds, Ser. A,
5.00%, 7/1/45 ##	Aa2	10,000,000	11,525,900
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	3,250,000	4,478,208
Ser. B, 6.50%, 11/1/39	BBB+	2,000,000	2,755,820
Morongo Band of Mission Indians 144A Rev. Bonds,
Ser. B, 5.00%, 10/1/42	BBB–/F	2,500,000	2,565,350
Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5.00%, 9/2/31	A+	1,645,000	1,807,970
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,059,630
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB	750,000	817,770
San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds, (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,000,830
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	2,103,920
Southern CA Pub. Pwr. Auth. Rev. Bonds,
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,616,445
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist.
No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,789,715
			84,880,824
Colorado (3.9%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	889,194
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A2	1,000,000	394,760
Ser. A, NATL, zero %, 9/1/28	A2	5,000,000	3,724,350
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	864,351
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	771,113
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,461,384
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	BBB	3,250,000	3,402,653
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	250,000	266,203
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,500,000	1,611,270
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	500,000	517,275
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/F	2,000,000	2,079,440
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,122,080
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	12,000,000	6,676,560

20 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	$330,000	$343,527
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,069,960
Pub. Auth. for CO Energy Rev. Bonds,
(Natural Gas Purchase), 6.50%, 11/15/38	A3	2,000,000	2,780,480
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1
5.00%, 12/1/47	Ba1	1,000,000	1,040,240
5.00%, 12/1/37	Ba1	500,000	528,195
			32,543,035
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,583,490
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds, (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,013,810
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,615,700
			5,213,000
Delaware (2.1%)
DE State Econ. Dev. Auth. Rev. Bonds
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	3,000,000	3,100,500
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,000,000	969,510
DE State Hlth. Fac. Auth. Rev. Bonds,
(Bayhealth Med. Ctr.), Ser. A
4.00%, 7/1/40	AA–	1,250,000	1,279,575
4.00%, 7/1/35	AA–	300,000	318,246
4.00%, 7/1/33	AA–	975,000	1,042,470
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.60%, 10/1/38	VMIG1	7,025,000	7,025,000
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	3,500,000	3,534,965
			17,270,266
District of Columbia (1.3%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB–	3,945,000	4,115,976
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	2,195,000	2,170,284
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,592,267
DC, Rev. Bonds, (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	765,000	723,422
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, Ser. B, zero %, 10/1/40	Baa1	995,000	379,523
			10,981,472
Florida (4.6%)
Cap. Trust Agcy. Senior Living 144A Rev. Bonds,
(H-Bay Ministries, Inc.-Superior Residencies), Ser. C,
7.50%, 7/1/53	B–/P	750,000	717,135
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	500,000	502,645

Tax-Free High Yield Fund 21

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	$560,000	$582,882
Greater Orlando Aviation Auth. Rev. Bonds,
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,037,330
Lakeland, Hosp. Syst. Rev. Bonds,
(Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	5,885,000	6,333,496
Lakeland, Retirement Cmnty. 144A Rev. Bonds,
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	1,820,000	1,823,221
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	935,000	937,151
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	970,000	973,298
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt. Bonds, (Northeast Sector), 5.30%, 5/1/39	B–/P	1,250,000	1,262,688
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	3,000,000	3,038,430
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,316,735
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	782,520
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	2,000,000	2,154,660
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	4,000,000	4,379,840
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/42	BBB–/F	1,000,000	1,028,230
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds, (Village of Isle)
5.00%, 1/1/31	BBB–/F	935,000	991,315
5.00%, 1/1/30	BBB–/F	750,000	797,775
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,583,741
Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,500,000	1,505,520
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	945,000	953,911
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,095,000	1,216,151
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	1,410,000	1,429,486
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	1,250,000	1,256,663
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	750,000	782,910
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	325,000	335,270
			38,723,003

22 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Georgia (1.9%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	$2,000,000	$2,166,180
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,313,863
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa2	1,100,000	1,143,472
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,365,000	1,402,360
5.00%, 3/1/37	BBB–/F	2,385,000	2,478,015
Main St. Natural Gas, Inc. Rev. Bonds, (GA Gas),
Ser. A, 5.50%, 9/15/21	A–	1,255,000	1,357,283
Marietta, Dev. Auth. 144A Rev. Bonds, (Life U. Fac.),
Ser. A, 5.00%, 11/1/37	Ba3	2,000,000	2,095,040
Muni. Election Auth. of GA Rev. Bonds,
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	3,500,000	3,659,145
			15,615,358
Guam (0.1%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	513,375
			513,375
Hawaii (0.3%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	1,350,000	1,424,615
(Kahala Nui), 5.125%, 11/15/32	A–/F	1,050,000	1,148,007
			2,572,622
Idaho (0.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	558,405
			558,405
Illinois (12.2%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	7,874,874
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,446,235
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,275,672
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	4,909,000	4,935,410
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	4,000,000	4,096,360
Ser. H, 5.00%, 12/1/36	B+	4,600,000	4,731,928
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	B+	1,500,000	1,768,125
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	216,550
5.00%, 1/1/28	Ba1	1,000,000	1,047,760
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C
5.00%, 1/1/34	A	1,950,000	2,138,643
5.00%, 1/1/33	A	1,000,000	1,099,000

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	$650,000	$689,033
5.00%, 11/1/39	A	1,075,000	1,170,998
5.00%, 11/1/30	A	1,400,000	1,578,696
5.00%, 11/1/28	A	1,500,000	1,710,255
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	AA–	1,000,000	1,097,770
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	817,000	818,585
IL Fin. Auth. Rev. Bonds, (Navistar Intl. Recvy. Zone),
FRN, 6.75%, 10/15/40	BB–	1,155,000	1,206,340
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa3	5,000,000	5,441,200
5.25%, 2/1/30	Baa3	3,000,000	3,161,220
5.00%, 11/1/41	Baa3	1,900,000	1,950,141
5.00%, 1/1/41	Baa3	1,000,000	1,024,000
5.00%, 2/1/39	Baa3	500,000	508,605
Ser. A, 5.00%, 5/1/38	Baa3	2,500,000	2,593,500
5.00%, 11/1/34	Baa3	2,250,000	2,343,600
Ser. A, 5.00%, 10/1/33	Baa3	1,025,000	1,081,160
Ser. A, 5.00%, 12/1/31	Baa3	7,200,000	7,647,984
Ser. C, 5.00%, 11/1/29	Baa3	3,000,000	3,217,020
5.00%, 2/1/29	Baa3	2,000,000	2,137,060
Ser. A, 5.00%, 12/1/28	Baa3	2,700,000	2,917,728
Ser. D, 5.00%, 11/1/28	Baa3	2,000,000	2,163,060
Ser. A, 5.00%, 10/1/27	Baa3	2,000,000	2,172,500
IL State Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	35,000	36,108
(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	AAA/P	3,465,000	3,574,667
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	1,000,000	1,039,810
(Plymouth Place), 5.25%, 5/15/45	BB+/F	850,000	876,044
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	500,000	523,660
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	906,270
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	535,325
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/34	A+	1,400,000	1,561,168
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	224,074
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/30	A+	400,000	455,752
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	A–	1,500,000	1,468,380
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	617,778
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	4,000,000	4,253,920

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BBB	$3,000,000	$1,682,850
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,286,040
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	3,000,000	3,463,290
			102,766,148
Indiana (0.3%)
Valparaiso, Exempt Facs. Rev. Bonds,
(Pratt Paper, LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,141,194
			2,141,194
Iowa (0.5%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC)
5.50%, 12/1/22	B	1,500,000	1,501,470
5.25%, 12/1/25	B	2,250,000	2,387,385
			3,888,855
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds,
(Presbyterian Manors), Ser. I, 5.00%, 5/15/38	BB–/P	1,000,000	1,026,830
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	AA	1,500,000	1,489,740
			2,516,570
Kentucky (1.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	2,047,640
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,178,660
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	405,409
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,441,566
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A3	4,000,000	4,219,920
			10,293,195
Louisiana (0.2%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	1,000,000	10
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds,
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,087,020
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	765,000	801,399
			1,888,429

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	$3,000,000	$3,288,540
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B3	1,000,000	1,035,980
			4,324,520
Maryland (1.0%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	526,695
Prince Georges Cnty., Rev. Bonds, (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,800,000	1,886,220
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.)
5.25%, 7/1/48	B/P	2,000,000	2,032,560
5.125%, 7/1/39	B/P	300,000	307,458
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	790,200
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,152,160
			8,695,293
Massachusetts (1.4%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	505,000	513,565
(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB	500,000	550,840
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BBB–	1,000,000	1,071,890
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,060,080
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	1,186,016	300,311
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.), 5.125%, 11/15/46	BB/F	2,000,000	2,039,160
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	2,035,000	2,038,439
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Winchester Hosp.), 5.25%, 7/1/38	A–	3,050,000	3,179,534
			11,753,819
Michigan (3.0%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba3	350,000	364,329
5.00%, 4/1/36	Ba3	1,400,000	1,463,756
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	700,000	737,429
Ser. A, 5.25%, 7/1/39	Ba1	500,000	513,815
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A	1,000,000	1,105,710
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	AA–	1,900,000	2,084,376
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	694,090

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	$3,100,000	$3,241,174
(Lawrence Technological U.), 5.00%, 2/1/37	BB+	1,080,000	1,141,895
(Kalamazoo College), 4.00%, 12/1/47	A1	1,610,000	1,637,451
MI State Hosp. Fin. Auth. Rev Bonds (Trinity Hlth.
Credit Group), Ser. A, 5.00% 12/1/47 T	AA–	11,000,000	11,803,043
			24,787,068
Minnesota (0.6%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	381,560
Forest Lake, Charter School Lease Rev. Bonds,
(LILA Bldg. Co.), Ser. A, 5.25%, 8/1/43	BB+	615,000	618,930
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	966,120
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,510,410
Otsego, Charter School Lease Rev. Bonds,
(Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB	925,000	897,685
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	538,540
			4,913,245
Mississippi (1.5%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.)
Ser. E, 1.50%, 12/1/30	VMIG1	6,250,000	6,250,000
Ser. E, 1.50%, 12/1/30	VMIG1	4,250,000	4,250,000
Ser. A, 1.45%, 12/1/30	VMIG1	1,720,000	1,720,000
			12,220,000
Missouri (1.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)),
Ser. D, 1.38%, 9/1/30	VMIG1	1,300,000	1,300,000
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,649,180
St. Louis Cnty., Indl. Dev. Auth. Sr. Living
Fac. Rev. Bonds
(Friendship Village), 5.00%, 9/1/48	BB+/F	1,750,000	1,754,778
(Friendship Village Oblig. Group), Ser. A,
5.00%, 9/1/38	BB+/F	3,000,000	3,022,590
St. Louis, Land Clearance Auth Annual
Appropriation Rev. Bonds, (Scottrade Ctr.), Ser. A,
5.00%, 4/1/48	A	2,745,000	2,962,075
			10,688,623
Nebraska (1.4%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	7,750,000	8,479,895
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	3,000,000	3,221,910
			11,701,805

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Nevada (1.2%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	$685,000	$700,995
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	520,000	530,925
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	370,000	389,876
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	757,290
North Las Vegas, G.O. Bonds, AGM
4.00%, 6/1/34	AA	1,075,000	1,123,504
4.00%, 6/1/33	AA	1,400,000	1,470,028
4.00%, 6/1/32	AA	4,330,000	4,574,991
NV State Dept. of Bus. & Indl. 144A Rev. Bonds,
(Somerset Academy of Las Vegas), Ser. A,
5.00%, 12/15/38	BB	1,000,000	1,009,770
			10,557,379
New Hampshire (1.0%)
National Fin. Auth. 144A Rev. Bonds,
(Covanta Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	2,100,000	2,069,340
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19), (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	B3	650,000	654,102
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	653,669
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,083,400
(Elliot Hosp.), 5.00%, 10/1/38	Baa1	500,000	538,485
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,210,000	2,418,469
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A
6.25%, 7/1/42	B–/P	250,000	262,645
6.125%, 7/1/37	B–/P	1,000,000	1,047,050
			8,727,160
New Jersey (6.7%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM
5.00%, 3/1/37	AA	500,000	556,440
5.00%, 3/1/32	AA	1,750,000	1,987,213
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,430,295
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	651,607
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	301,443
(Continental Airlines, Inc.), 5.50%, 6/1/33	BB	2,000,000	2,196,100
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	1,982,048
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	500,000	525,640
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,570,890
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,105,950
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	802,755

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(North Star Academy Charter School of
Newark, Inc.), 5.00%, 7/15/32	BBB–	$1,000,000	$1,077,750
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	600,000	663,096
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,402,750
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds,
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa2	1,000,000	1,030,820
4.75%, 6/15/32	Baa2	170,000	174,993
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,000,000	1,128,510
NJ State Econ. Dev. Auth. Motor Vehicle Surcharge
Rev. Bonds, Ser. A, 5.00%, 7/1/33	BBB+	2,455,000	2,648,749
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,658,550
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,090,680
Ser. A, 5.00%, 12/15/33	Baa1	3,000,000	3,270,510
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	2,000,000	2,256,820
South Jersey, Port Corp. Rev. Bonds, (Marine Term.)
Ser. S-1, 5.00%, 1/1/39	Baa1	1,100,000	1,187,824
Ser. B, 5.00%, 1/1/34	Baa1	2,000,000	2,189,360
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. B, 5.00%, 6/1/46	BBB	7,200,000	7,191,000
Ser. A, 5.00%, 6/1/35	A–	5,000,000	5,516,750
Ser. A, 5.00%, 6/1/33	A–	6,750,000	7,543,665
			56,142,208
New Mexico (0.6%)
NM State Severance Tax Rev. Bonds, Ser. A,
5.00%, 7/1/19	Aa2	5,000,000	5,069,000
			5,069,000
New York (3.9%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	487,680
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	6,300,000	6,665,337
NY City, Indl. Dev. Agcy. Rev. Bonds, (Yankee
Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,004,960
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco
Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BBB	2,500,000	2,527,325
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/36	Baa3	1,100,000	1,209,043
5.00%, 12/1/35	Baa3	1,300,000	1,434,771
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B3	1,500,000	1,509,450

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	$1,250,000	$1,323,950
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	5,250,000	5,444,145
Triborough Bridge & Tunnel Auth. FRN Mandatory
Put Bonds (10/1/20), Ser. D, 2.101%, 11/15/38	Aa3	7,850,000	7,846,468
Triborough Bridge & Tunnel Auth. FRN Mandatory
Put Bonds (9/26/19), Ser. B, 2.031%, 1/1/32	Aa3	2,840,000	2,840,682
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	B–	460,000	460,193
			32,754,004
North Carolina (1.0%)
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	1,000,000	1,119,670
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Salemtowne), 5.25%, 10/1/37	BB/P	2,000,000	2,094,720
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	750,000	770,693
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,534,590
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,681,306
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,041,890
			8,242,869
Ohio (4.5%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	10,485,000	10,393,676
Ser. A-3, 6.25%, 6/1/37	B–	3,300,000	3,246,672
Ser. A-2, 6.00%, 6/1/42	B3	4,015,000	3,857,492
Ser. A-2, 5.875%, 6/1/47	B3	2,500,000	2,327,850
Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,675,213
Ser. C, zero %, 6/1/52	CCC/P	20,000,000	511,400
Ser. B, zero %, 6/1/47	CCC+/P	15,000,000	802,350
Centerville, Hlth. Care Rev. Bonds,
(Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,063,480
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Sq. Foundation),
5.25%, 12/1/38	BB+	1,065,000	1,164,066
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB/F	3,000,000	3,203,070
Lake Cnty., Hosp. Fac. Rev. Bonds,
(Lake Hosp. Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	250,000	250,830
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,019,040
OH State Higher Edl. Fac. Comm. Rev. Bonds,
5.25%, 12/1/48	BB	750,000	758,550
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	900,000	976,248

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	$2,225,000	$2,380,439
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	245,074
			37,875,450
Oklahoma (0.3%)
OK Cnty., Fin. Auth. Rev. Bonds, (Epworth Village),
Ser. A, 5.00%, 4/1/33	BB–/P	820,000	755,687
Tulsa, Muni. Arpt. Trust Rev. Bonds,
(American Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	2,000,000	2,139,260
			2,894,947
Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds, (Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	1,000,000	1,054,670
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds, (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	1,800,000	1,838,772
Yamhill Cnty., Hosp. Auth. Rev. Bonds, (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/46	BB/P	750,000	777,825
			3,671,267
Pennsylvania (4.2%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	794,491
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,000,000	1,057,720
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/37	Baa3	1,000,000	1,068,990
(Chatham U.), Ser. A, 5.00%, 9/1/35	BBB–	1,000,000	1,027,270
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB–	1,500,000	1,556,550
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds,
(U.S. Steel Corp.), 5.75%, 8/1/42	B2	1,000,000	1,002,180
Allentown, Neighborhood Impt. Zone Dev. Auth.
144A Rev. Bonds, (City Ctr.), 5.00%, 5/1/33	Ba1	500,000	540,290
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	1,200,000	1,216,344
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	658,600
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	842,512
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	1,230,000	1,226,396
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	727,335
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds, (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,569,902
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	1,500,000	1,500,885

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	$2,000,000	$2,087,960
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds,
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,039,030
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–2	4,950,000	4,902,926
PA State Higher Edl. Fac. Auth. Rev.
Bonds, (Shippensburg U.), 6.25%, 10/1/43
(Prerefunded 10/1/21)	BBB–	1,000,000	1,114,700
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds, (U. Properties, Inc.-East Stroudsburg), Ser. A,
5.00%, 7/1/31	Baa3	1,000,000	1,056,310
PA State Tpk. Comm. Rev. Bonds, 5.00%, 12/1/24 ###	A1	4,000,000	4,510,400
Philadelphia, School Dist. G.O. Bonds, Ser. A
5.00%, 9/1/36	A2	1,000,000	1,118,530
5.00%, 9/1/35	A2	1,000,000	1,124,580
5.00%, 9/1/34	A2	1,000,000	1,129,800
5.00%, 9/1/30	A2	1,000,000	1,156,330
Susquehanna, Area Regl. Arpt. Auth. Syst. Rev.
Bonds, 5.00%, 1/1/35	Baa3	800,000	872,576
			34,902,607
Puerto Rico (0.5%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, NATL, zero %, 8/1/43	Baa2	15,000,000	3,777,300
			3,777,300
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,011,100
			3,011,100
South Carolina (2.4%)
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	2,000,000	2,105,700
SC State Jobs-Econ. Dev. Auth. Hosp. Rev. Bonds,
(Prisma Hlth. Oblig. Group), Ser. A, 5.00%, 5/1/43	A2	4,275,000	4,667,915
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A+	6,220,000	6,675,428
Ser. E, 5.25%, 12/1/55	A+	2,500,000	2,675,650
Ser. E, 5.00%, 12/1/48	A+	2,000,000	2,088,640
Ser. C, 5.00%, 12/1/46	A+	1,000,000	1,054,110
(Oblig.), Ser. B, 5.00%, 12/1/37	A+	500,000	544,495
			19,811,938
Tennessee (0.1%)
Nashville, Metro. Dev. & Hsg. Agcy. 144A Tax Alloc.
Bonds, (Fifth & Broadway Dev. Dist.), 5.125%, 6/1/36	B+/P	1,250,000	1,299,225
			1,299,225

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Texas (9.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB–	$815,000	$870,925
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	4,500,000	4,534,740
(Idea Pub. Schools), 5.00%, 8/15/32	BBB+	2,100,000	2,223,774
(IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	BBB+	375,000	429,566
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	2,265,000	2,354,966
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	2,000,000	2,233,020
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,032,920
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 1.60%, 12/1/24	A-1+	10,000,000	10,000,000
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	BB	3,200,000	3,463,104
Ser. B-1, 5.00%, 7/15/35	BB	200,000	214,788
Ser. B-1, 5.00%, 7/15/30	BB	2,650,000	2,880,789
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,319,413
5.00%, 2/15/32	BBB	2,250,000	2,351,498
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	4,000,000	4,156,960
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	2,400,000	2,487,072
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,217,260
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/38	BBB–	1,830,000	1,956,179
5.00%, 9/15/34	BBB–	170,000	182,854
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	247,325
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	697,956
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,099,466
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	497,975
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	3,500,000	3,396,960
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	518,585
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/38	AA	500,000	551,910
(Longhorn Village), 5.00%, 1/1/37	BB–/P	1,500,000	1,519,485
(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	364,154
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/32	AA	700,000	791,672

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/30	AA	$400,000	$458,092
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,582,720
New Hope, Cultural Ed. Fac. Fin. Corp. Student
Hsg. Rev. Bonds, (TX A&M U.-Corpus Christi Island
Campus), Ser. A, 5.00%, 4/1/37	Ba1	1,700,000	1,685,873
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.)
5.00%, 6/15/48	BB–/P	750,000	753,143
5.00%, 6/15/38	BB–/P	245,000	246,793
North TX, Edl. Fin. Co. Rev. Bonds, (Uplift Edl.), Ser. A,
5.125%, 12/1/42	BBB–	2,500,000	2,593,700
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	830,000	931,326
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	162,000	227
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	2,766,000	3,872
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	1,833,000	1,283
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	317,000	222
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	4,122,000	2,885
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Buckner Sr. Living Ventana), Ser. A,
6.625%, 11/15/37	B–/P	1,000,000	1,089,180
(Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,620,000	1,756,339
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	3,500,000	3,671,850
TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	4,772,025
(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,477,937
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC
(SH 288 Toll Lane))
5.00%, 12/31/55	Baa3	1,500,000	1,587,855
5.00%, 12/31/50	Baa3	250,000	265,418
			81,476,056
Utah (0.8%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. C, 1.55%, 5/15/36	Aa1	6,615,000	6,615,000
			6,615,000

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Virginia (3.1%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	$500,000	$509,900
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	378,147
Gloucester Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (5/1/19), (Waste Mgt. Svcs.),
Ser. A, 2.25%, 9/1/38	A–2	10,000,000	9,999,900
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	690,000	731,269
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	835,000	838,874
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/56	Baa3	3,000,000	3,201,210
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds, (Mary Washington Healthcare),
5.00%, 6/15/36	Baa1	1,000,000	1,102,050
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,562,295
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,886,736
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB	4,500,000	4,701,465
VA State Small Bus. Fin. Auth. Solid Waste Disp. Fac.
144A, FRN Mandatory Put Bonds (7/1/38),
(Covanta Holding Corp.), 5.00%, 1/1/48	B	1,000,000	1,019,750
			25,931,596
Washington (2.9%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.00%, 1/1/32	BB+/P	1,000,000	1,078,170
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	5,700,000	6,116,955
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds,
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,145,640
WA State G.O. Bonds, Ser. D, 4.00%, 2/1/34	Aa1	5,000,000	5,200,150
WA State Hlth. Care Fac. Auth. Rev. Bonds,
(Overlake Hosp. Med. Ctr.), Ser. A, 4.00%, 7/1/37	A2	3,125,000	3,174,125
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	586,023
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	2,025,000	2,056,226
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB+/F	4,000,000	4,158,680
			24,515,969
Wisconsin (2.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	800,000	863,272
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB	3,500,000	3,671,780
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	711,291

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	$850,000	$898,119
5.00%, 5/1/42	BBB+	500,000	530,095
Pub. Fin. Auth. Ltd. Oblig. Pilot 144A Rev. Bonds,
(American Dream at Meadowlands), 7.00%, 12/1/50	BB/P	1,720,000	1,932,833
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	1,500,000	1,515,945
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,550,000	1,605,413
(St. Johns Cmntys. Inc.), Ser. A, 7.25%, 9/15/29
(Prerefunded 9/15/19)	AAA/F	1,000,000	1,033,470
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	750,000	762,593
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	811,598
(Advocate Aurora Hlth. Oblig. Group), Ser. A,
4.00%, 8/15/36	AA	3,275,000	3,406,688
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,064,010
5.75%, 11/15/44	BB–/P	500,000	527,040
5.50%, 11/15/34	BB–/P	1,685,000	1,759,342
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,524,000
			22,617,489
Total municipal bonds and notes (cost $844,459,826)			$862,206,221

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A † F	400	$900,032
Total unitized trust (cost $1,206,477)		$900,032

	Principal amount/
SHORT-TERM INVESTMENTS (0.0%)*	shares	Value
U.S. Treasury Bills 2.450%, 6/6/19 #	$134,000	$132,892
U.S. Treasury Bills 2.419%, 2/19/19 #	112,000	111,868
Total short-term investments (cost $244,753)		$244,760

TOTAL INVESTMENTS
Total investments (cost $845,911,056)	$863,351,013

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through January 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $838,984,756.

36 Tax-Free High Yield Fund

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $244,740 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When issued securities (Note 1)

At the close of the reporting period, the fund maintained liquid assets totaling $24,215,543 to cover tender option bonds.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.43%, 2.51% and 2.74%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	24.6%
Education	14.7
Transportation	11.2

FUTURES CONTRACTS OUTSTANDING at 1/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	63	$10,150,875	$10,150,875	Mar-19	$(59,064)
Unrealized appreciation					—
Unrealized (depreciation)					(59,064)
Total					$(59,064)

Tax-Free High Yield Fund 37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$862,179,573	$26,648
Unitized trust	—	—	900,032
Short-term investments	—	244,760	—
Totals by level	$—	$862,424,333	$926,680

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(59,064)	$—	$—
Totals by level	$(59,064)	$—	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38 Tax-Free High Yield Fund

Statement of assets and liabilities 1/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $845,911,056)	$863,351,013
Cash	3,771,172
Interest and other receivables	8,710,865
Receivable for shares of the fund sold	672,365
Receivable for investments sold	14,888,279
Receivable for custodian fees (Note 2)	3,006
Prepaid assets	61,697
Total assets	891,458,397

LIABILITIES
Payable for investments purchased	16,112,726
Payable for purchases of delayed delivery securities (Note 1)	15,884,860
Payable for shares of the fund repurchased	1,643,514
Payable for compensation of Manager (Note 2)	336,280
Payable for investor servicing fees (Note 2)	107,542
Payable for Trustee compensation and expenses (Note 2)	394,388
Payable for administrative services (Note 2)	8,848
Payable for floating rate notes issued (Note 1)	17,249,885
Payable for distribution fees (Note 2)	178,097
Payable for variation margin on futures contracts (Note 1)	82,688
Distributions payable to shareholders	384,586
Other accrued expenses	90,227
Total liabilities	52,473,641

Net assets	$838,984,756

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$832,177,717
Total distributable earnings (Note 1)	6,807,039
Total — Representing net assets applicable to capital shares outstanding	$838,984,756

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($641,357,134 divided by 52,137,044 shares)	$12.30
Offering price per class A share (100/96.00 of $12.30)*	$12.81
Net asset value and offering price per class B share ($6,824,359 divided by 553,486 shares)**	$12.33
Net asset value and offering price per class C share ($52,633,861 divided by 4,267,971 shares)**	$12.33
Net asset value and redemption price per class M share ($7,129,186 divided by 579,427 shares)	$12.30
Offering price per class M share (100/96.75 of $12.30)†	$12.71
Net asset value, offering price and redemption price per class R6 share
($994,513 divided by 80,476 shares)	$12.36
Net asset value, offering price and redemption price per class Y share
($130,045,703 divided by 10,525,795 shares)	$12.35

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 39

Statement of operations Six months ended 1/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$19,319,878
Total investment income	19,319,878

EXPENSES
Compensation of Manager (Note 2)	2,032,743
Investor servicing fees (Note 2)	328,362
Custodian fees (Note 2)	6,944
Trustee compensation and expenses (Note 2)	17,611
Distribution fees (Note 2)	1,086,304
Administrative services (Note 2)	15,040
Interest and fees expense (Note 2)	8,455
Other	172,238
Total expenses	3,667,697
Expense reduction (Note 2)	(39,092)
Net expenses	3,628,605

Net investment income	15,691,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,844,458
Total net realized gain	7,844,458
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(19,419,299)
Futures contracts	(59,064)
Total change in net unrealized depreciation	(19,478,363)

Net loss on investments	(11,633,905)

Net increase in net assets resulting from operations	$4,057,368

The accompanying notes are an integral part of these financial statements.

40 Tax-Free High Yield Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/19*	Year ended 7/31/18
Operations
Net investment income	$15,691,273	$33,725,004
Net realized gain on investments	7,844,458	15,826,138
Change in net unrealized depreciation of investments	(19,478,363)	(15,610,645)
Net increase in net assets resulting from operations	4,057,368	33,940,497
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,271,753)	(1,576,595)
Class B	(13,482)	(20,820)
Class C	(106,240)	(151,099)
Class M	(13,988)	(16,430)
Class R6	(1,977)	—
Class Y	(248,883)	(309,456)
From tax-exempt net investment income
Class A	(11,986,738)	(25,661,050)
Class B	(108,369)	(276,990)
Class C	(791,940)	(1,888,036)
Class M	(120,167)	(253,396)
Class R6	(10,320)	(77)
Class Y	(2,490,965)	(5,255,687)
Decrease from capital share transactions (Note 4)	(47,139,179)	(57,613,852)
Total decrease in net assets	(60,246,633)	(59,082,991)

NET ASSETS
Beginning of period	899,231,389	958,314,380
End of period (Note 1)	$838,984,756	$899,231,389

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
January 31, 2019 **	$12.49	.25	(.19)	.06	(.25)	(.25)	$12.30	.49*	$641,357	.42*d	1.85*	26*
July 31, 2018	12.51	.49	(.02)	.47	(.49)	(.49)	12.49	3.81	687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	(.51)	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	(.52)	13.01	9.37	822,429	.82[c]	4.02[c]	25
July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	12.39	5.48	765,887.80		4.28	17
July 31, 2014	11.85	.55	.42	.97	(.55)	(.55)	12.27	8.47	807,290.80		4.73	19
Class B
January 31, 2019 **	$12.51	.21	(.18)	.03	(.21)	(.21)	$12.33	.26*	$6,824	.73*d	1.53*	26*
July 31, 2018	12.54	.41	(.03)	.38	(.41)	(.41)	12.51	3.08	7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	(.43)	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	(.44)	13.04	8.68	12,746	1.44[c]	3.40[c]	25
July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	12.42	4.91	11,828	1.42	3.66	17
July 31, 2014	11.87	.48	.42	.90	(.48)	(.48)	12.29	7.79	12,503	1.42	4.11	19
Class C
January 31, 2019**	$12.52	.20	(.19)	.01	(.20)	(.20)	$12.33	.10*	$52,634	.81*d	1.46*	26*
July 31, 2018	12.54	.39	(.02)	.37	(.39)	(.39)	12.52	3.00	58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	(.41)	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	(.42)	13.04	8.52	80,038	1.59[c]	3.25[c]	25
July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	12.42	4.75	66,342	1.57	3.51	17
July 31, 2014	11.88	.46	.41	.87	(.46)	(.46)	12.29	7.54	60,957	1.57	3.96	19
Class M
January 31, 2019**	$12.49	.23	(.19)	.04	(.23)	(.23)	$12.30	.35*	$7,129	.55*d	1.71*	26*
July 31, 2018	12.51	.45	(.02)	.43	(.45)	(.45)	12.49	3.53	7,204	1.09	3.44	39
July 31, 2017	13.01	.47	(.50)	(.03)	(.47)	(.47)	12.51	(.12)	7,870	1.10	3.57	32
July 31, 2016	12.39	.48	.62	1.10	(.48)	(.48)	13.01	9.08	9,295	1.09[c]	3.75[c]	25
July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	12.39	5.20	8,549	1.07	4.00	17
July 31, 2014	11.85	.52	.42	.94	(.52)	(.52)	12.27	8.18	8,014	1.07	4.46	19
Class R6
January 31, 2019 **	$12.54	.26	(.18)	.08	(.26)	(.26)	$12.36	.69*	$995	.29*d	2.01*	26*
July 31, 2018†	12.46	.10	.08	.18	(.10)	(.10)	12.54	1.41*	10	.11*	.76*	39
Class Y
January 31, 2019 **	$12.54	.26	(.19)	.07	(.26)	(.26)	$12.35	.61*	$130,046	.30*d	1.96*	26*
July 31, 2018	12.56	.52	(.02)	.50	(.52)	(.52)	12.54	4.03	138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	(.53)	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	(.54)	13.06	9.59	168,811	.59[c]	4.24[c]	25
July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	12.44	5.79	129,540.57		4.51	17
July 31, 2014	11.89	.58	.42	1.00	(.58)	(.58)	12.31	8.69	74,972.57		4.93	19

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 Tax-Free High Yield Fund	Tax-Free High Yield Fund 43

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2)

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Portfolio turnover %
January 31, 2019 (not annualized)	<0.01%

44 Tax-Free High Yield Fund

Notes to financial statements 1/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through January 1, 2019.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Tax-Free High Yield Fund 45

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $25,321,733 were held by the TOB trust and served as collateral for $17,249,885 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $6,108 for these investments based on an average interest rate of 1.38%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies

46 Tax-Free High Yield Fund

and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2018, the fund had a capital loss carryover of $24,065,339 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$2,517,882	$6,804,140	$9,322,022	*
14,743,317	N/A	14,743,317	July 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $845,594,005, resulting in gross unrealized appreciation and depreciation of $28,927,362 and $11,229,418, respectively, or net unrealized appreciation/depreciation of $17,697,944.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $6,803,525.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

Tax-Free High Yield Fund 47

that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.238% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$252,030	Class R6	133
Class B	2,755	Class Y	49,506
Class C	21,204	Total	$328,362
Class M	2,734

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $39,092 under the expense offset arrangements.

48 Tax-Free High Yield Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $644, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$759,380
Class B	1.00%	0.85%	30,734
Class C	1.00%	1.00%	278,256
Class M	1.00%	0.50%	17,934
Total			$1,086,304

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,663 and $247 from the sale of class A and class M shares, respectively, and received $653 and $617 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$209,713,673	$232,098,304
U.S. government securities (Long-term)	—	—
Total	$209,713,673	$232,098,304

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Tax-Free High Yield Fund 49

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,844,855	$22,706,168	4,996,978	$62,638,681
Shares issued in connection with
reinvestment of distributions	912,566	11,234,875	1,829,268	22,917,761
	2,757,421	33,941,043	6,826,246	85,556,442
Shares repurchased	(5,642,743)	(69,543,443)	(8,977,818)	(112,554,194)
Net decrease	(2,885,322)	$(35,602,400)	(2,151,572)	$(26,997,752)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	3,081	$37,976	22,941	$288,126
Shares issued in connection with
reinvestment of distributions	8,267	102,020	20,077	252,153
	11,348	139,996	43,018	540,279
Shares repurchased	(83,891)	(1,037,687)	(231,040)	(2,900,955)
Net decrease	(72,543)	$(897,691)	(188,022)	$(2,360,676)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	209,860	$2,583,926	683,890	$8,592,366
Shares issued in connection with
reinvestment of distributions	48,729	601,362	108,685	1,365,173
	258,589	3,185,288	792,575	9,957,539
Shares repurchased	(689,078)	(8,510,788)	(1,494,347)	(18,732,150)
Net decrease	(430,489)	$(5,325,500)	(701,772)	$(8,774,611)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	67,050	$821,181	27,167	$341,580
Shares issued in connection with
reinvestment of distributions	9,893	121,822	19,445	243,627
	76,943	943,003	46,612	585,207
Shares repurchased	(74,387)	(912,346)	(98,755)	(1,240,288)
Net increase (decrease)	2,556	$30,657	(52,143)	$(655,081)

50 Tax-Free High Yield Fund

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 1/31/19		TO 7/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	83,928	$1,033,415	805	$10,032
Shares issued in connection with
reinvestment of distributions	1,000	12,297	6	77
	84,928	1,045,712	811	10,109
Shares repurchased	(5,261)	(64,879)	(2)	(23)
Net increase	79,667	$980,833	809	$10,086

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,273,925	$28,147,613	4,020,132	$50,545,451
Shares issued in connection with
reinvestment of distributions	170,514	2,108,508	319,626	4,022,172
	2,444,439	30,256,121	4,339,758	54,567,623
Shares repurchased	(2,951,454)	(36,581,199)	(5,823,521)	(73,403,441)
Net decrease	(507,015)	$(6,325,078)	(1,483,763)	$(18,835,818)

At the close of the reporting period, Putnam Investments, LLC owned 826 class R6 shares of the fund (1.03% of class R6 shares outstanding), valued at $10,209.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$—	Payables	$59,064*
Total		$—		$59,064

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Tax-Free High Yield Fund 51

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$(59,064)	$(59,064)
Total	$(59,064)	$(59,064)

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	82,688	82,688
Total Liabilities	$82,688	$82,688
Total Financial and Derivative Net Assets	$(82,688)	$(82,688)
Total collateral received (pledged)†##	$—
Net amount	$(82,688)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $244,740.

52 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA042 315313 3/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2019